PRUDENTIAL INVESTMENT PORTFOLIOS 2

PGIM Core Conservative Bond Fund (the Fund)

Supplement dated June 7, 2024, to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

As of July 1, 2024, the Fund's contractual expense limitation will be lowered and the Fund's management and subadvisory fees will be lowered. To reflect these changes, the Fund's Summary Prospectus, Prospectus and SAI are hereby revised as follows effective July 1, 2024:

1.In the section of the Prospectus and Summary Prospectus entitled "Summary: PGIM Core Conservative Bond Fund—Fund Fees and Expenses," the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class R6

Management fee	0.19%

Distribution and service (12b-1) fees	None

Other expenses	0.36%

Total annual Fund operating expenses	0.55%

Fee waiver and/or expense reimbursement	(0.36)%

Total annual Fund operating expenses after fee waiver and/or expense	0.19%
reimbursement(1)(2)

(1)PGIM Investments LLC ("PGIM Investments") has contractually agreed, through November 30, 2025, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.19% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by PGIM Investments for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to November 30, 2025 without the prior approval of the Fund's Board of Trustees.

(2)Expense information in the table has been restated to reflect current fees.

2.In the section of the Prospectus and Summary Prospectus entitled "Summary: PGIM Core Conservative Bond Fund —Fund Fees and Expenses," the expense example table is deleted in its entirety and replaced with the following table:

	If Shares Are Redeemed				If Shares Are Not Redeemed

Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class R6	$19	$140	$271	$655	$19	$140	$271	$655

LR1475

3.In the section of the SAI entitled "MANAGEMENT & ADVISORY ARRANGEMENTS-MANAGER" the rates in the Management Fee Rates table with respect to the Fund are hereby deleted and replaced with the following:

Prior to July 1, 2024:

0.27% of average daily net assets

As of July 1, 2024:

0.19% of average daily net assets

4.In the section of the SAI entitled "MANAGEMENT & ADVISORY ARRANGEMENTS-SUBADVISORY ARRANGEMENTS" the rates in the Fund Subadvisers & Fee Rates table with respect to the Fund are hereby deleted and replaced with the following:

Prior to July 1, 2024:

0.12% of average daily net assets

As of July 1, 2024:

0.09% of average daily net assets

LR1475